John Hancock

Application Supplement for Investment Allocation and Investor Suitability

John Hancock Life Insurance Company of New York

(hereinafter referred to as The Company)

Service Office:
COLI Unit
197 Clarendon Street
Boston, Massachusetts 02117

Policy No. (for Internal Use Only)

- *This form is part of the application for life insurance.*
- *Print and use black ink. Any changes must be initialed by the Owner.*

Proposed Life Insured				Owner			
Name	First: JOHN	Middle: M.	Last: DOE	Name	First: ABC COMPANY	Middle:	Last:

Investment Allocation of Net Premiums - Indicate the percentages of net premium allocation below (must be whole numbers). ***Total must be 100%.***

AGGRESSIVE GROWTH PORTFOLIOS

- ___ % Science & Technology
- ___ % Pacific Rim
- ___ % Health Sciences
- ___ % Emerging Growth
- ___ % Small Cap Growth
- ___ % Emerging Small Company
- ___ % Small Cap
- ___ % Small Cap Index
- ___ % Mid Cap Stock
- ___ % Natural Resources
- ___ % All Cap Growth
- ___ % Financial Services
- ___ % International Opportunities
- ___ % International Small Cap
- ___ % International Equity Index B
- ___ % Overseas Equity
- ___ % American International
- ___ % International Value
- ___ % International Core

25 % **FIXED ACCOUNT**

NOTE: ***Liquidity restrictions apply when allocating funds to the Fixed Account.***

OTHER PORTFOLIO

___ % ___________

GROWTH PORTFOLIOS

- ___ % Mid Cap Index
- ___ % Mid Cap Intersection
- ___ % Global
- ___ % Capital Appreciation
- ___ % American Growth
- ___ % Optimized All Cap
- ___ % All Cap Core
- ___ % Total Stock Market Index
- ___ % Blue Chip Growth
- ___ % U.S. Large Cap
- ___ % Core Equity
- ___ % Large Cap Value
- ___ % Classic Value
- ___ % Utilities
- ___ % Global Real Estate
- ___ % Real Estate Securities
- ___ % Small Cap Opportunities
- ___ % Small Cap Value
- ___ % Small Company Value
- ___ % Mid Value
- ___ % Mid Cap Value
- ___ % Value
- ___ % All Cap Value

GROWTH & INCOME PORTFOLIOS

- ___ % 500 Index B
- ___ % Fundamental Value
- ___ % U.S. Core
- ___ % Large Cap
- ___ % Optimized Value
- ___ % American Growth - Income
- ___ % Equity - Income
- ___ % American Blue Chip Income & Growth
- ___ % American Asset Allocation
- ___ % Franklin Templeton Founding Allocation
- ___ % Index Allocation
- 25 % Income & Value
- ___ % Managed
- ___ % Global Allocation
- ___ % Core Allocation Plus
- ___ % Disciplined Diversification
- ___ % Capital Appreciation Value
- ___ % PIMCO VIT All Asset

INCOME PORTFOLIOS

- ___ % High Yield
- ___ % U.S. High Yield Bond
- ___ % Strategic Bond
- ___ % Strategic Income
- ___ % Global Bond
- 25 % Investment Quality Bond
- ___ % Total Return
- ___ % American Bond
- ___ % Real Return Bond
- ___ % Total Bond Market B
- ___ % Core Bond
- ___ % Active Bond
- ___ % U.S. Government Securities
- ___ % Short Term Bond

CONSERVATIVE PORTFOLIO

- 25 % Money Market B

LIFESTYLE PORTFOLIOS

- ___ % Lifestyle Aggressive
- ___ % Lifestyle Growth
- ___ % Lifestyle Balanced
- ___ % Lifestyle Moderate
- ___ % Lifestyle Conservative

© 2008 John Hancock Life Insurance Company of New York, Valhalla, NY. All rights reserved.
CP3111NY (05/2008)
Page 1 of 2
(CVUL05)

Investor Suitability - These questions apply to the OWNER of the policy. All questions must be answered.

1. Have you received a current prospectus for the policy applied for? Yes No

Date of prospectus mmm dd yyyy

MAY 01 2007

Date of supplement mmm dd yyyy

2. I UNDERSTAND THAT UNDER THE APPLIED FOR POLICY:

(A) THE AMOUNT OF THE INSURANCE BENEFITS, OR THE DURATION OF THE INSURANCE COVERAGE, OR BOTH, MAY BE VARIABLE OR FIXED.

(B) THE AMOUNT OF THE INSURANCE BENEFITS, THE DURATION OF THE INSURANCE COVERAGE, AND THE POLICY/ACCOUNT VALUE, MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT EXPERIENCE OF THE CHOSEN INVESTMENT ACCOUNTS AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS, POLICY/ACCOUNT VALUES AND CASH SURRENDER VALUES ARE AVAILABLE ON REQUEST.

(C) THE ENTIRE INVESTMENT COULD BE LOST BECAUSE OF THE PERFORMANCE OF THE INVESTMENT FUND AND IN THE ABSENCE OF ADDITIONAL PREMIUM PAYMENT, THE INSURANCE COVERAGE COULD LAPSE.

3. With the above in mind, is the policy in accord with your insurance objectives and your anticipated financial needs? Yes No

4. PURPOSE OF INSURANCE Deferred compensation Keyman Other:

Signatures

Signed at City State This Day of Year

Witness x

Signature of Owner x

© 2008 John Hancock Life Insurance Company of New York, Valhalla, NY. All rights reserved.

CP3111NY (05/2008) Page 2 of 2 (CVUL05)